FOR IMMEDIATE RELEASE            Analysts' Contacts: First Security - Brad Hardy
January 18, 2000                                                    801-246-5976
                                                            Zions - Dale Gibbons
                                                                    801-524-4787

                                   Media Contacts: First Security - Pat McMurray
                                                                    208-393-2006
                                                          Zions - Scott Anderson
                                                    801-524-4839 or 801-594-8268


               ZIONS BANCORPORATION AND FIRST SECURITY CORPORATION
          ANNOUNCE SIGNING OF PURCHASE AGREEMENT FOR DIVESTED BRANCHES
               AND CONSOLIDATION OF RETAIL BRANCH DELIVERY SYSTEM

SALT LAKE CITY, January 18, 2000 -- First Security Corporation (Nasdaq: FSCO) and Zions Bancorporation (Nasdaq: ZION) today announced that BancWest Corporation (NYSE: BWE) will acquire 68 Zions and First Security branches and associated deposits and loans in Utah and Idaho. The sale was required to ensure that the merger of equals of First Security and Zions will not have any anti-competitive effect in any market to be served by the new First Security.

These 68 branches will operate under BancWest's principal subsidiary in the continental U.S., Bank of the West. Under the terms of the purchase agreement, Bank of the West will assume approximately $2.1 billion in deposits and acquire approximately $660 million in loans. BancWest will pay on average a 9.8 percent deposit premium, plus the market value of the branch facilities. In addition, a premium will also be paid on certain sweep balances being transferred to Bank of the West. As a part of the purchase agreement, Bank of the West has committed to offer employment to all the Zions and First Security staff currently employed at the 68 offices.

"While we regret being required to sell these offices that have long been a part of the Zions and First Security branch networks, we are confident that our customers and employees will be well-served by Bank of the West," said Harris H. Simmons, president and chief executive officer of Zions. "With this agreement in place, we expect to be able to complete our merger of equals late this quarter, subject to shareholder approval of course."

                                     -more-

Zions Bancorporation/First Security Corporation
Press Release - Page 2
January 18, 2000

The sale is expected to be completed in the second quarter of 2000, conditioned upon the approval by the appropriate regulatory authorities and the completion of the merger of equals of Zions and First Security. In the interim, Zions and First Security banking services will continue to be provided by each branch.

As previously announced, the branches to be sold by Zions and First Security are in the following communities:

(FSB = First Security Bank; ZFNB = Zions First National Bank)

Utah:
-----

American Fork - ZFNB     Helper - FSB              Monticello - ZFNB         Richfield - FSB
Blanding - ZFNB          Hurricane - FSB           Moroni - FSB              Roosevelt - ZFNB
Brigham City - ZFNB      Hyrum - FSB               Mt. Pleasant - FSB        St. George (3) - FSB
Castle Dale - FSB        Kamas - ZFNB              Murray - ZFNB             Salt Lake City (7) - ZFNB
Cedar City - ZFNB        Kearns - ZFNB             No. Salt Lake - ZFNB      Sandy - ZFNB
Centerville - ZFNB       Lehi - ZFNB               Ogden (3) - ZFNB          Smithfield - FSB
Coalville - ZFNB         Logan (3) - FSB           Orem (2) - ZFNB           Taylorsville - ZFNB
Delta - FSB              Magna - ZFNB              Park City - ZFNB          Vernal - FSB
Draper - ZFNB            Midvale - ZFNB            Payson - ZFNB             West Valley City - ZFNB
Duchesne - ZFNB          Moab (2) - ZFNB           Pleasant Grove - ZFNB
Eureka - FSB             Monroe - FSB              Price - FSB
Heber City - ZFNB        Montezuma Crk. - ZFNB     Provo (2) - ZFNB

Idaho:
------

Bonners Ferry - ZFNB
Burley - ZFNB
Culdesac - FSB
Lewiston - ZFNB
Montpelier -
ZFNB Paris - ZFNB
Pierce - FSB
Richfield - ZFNB

BancWest Corporation is a bank holding company with assets of approximately $16.7 billion headquartered in Honolulu, Hawaii, with an administrative headquarters in San Francisco, Calif. Its subsidiary, Bank of the West, is headquartered in San Francisco, with 162 branches - 118 in Northern and Central California, 30 in Oregon, nine in Washington state, three in Idaho, and two in Nevada.

First Security and Zions have also announced plans for the consolidation of the retail delivery system for the new First Security Corporation. In total, Zions and First Security will be closing 39 branch offices - 14 in Utah, 12 in Nevada, nine in Idaho, and four in California - and consolidating them into nearby locations.

                                     -more-

Zions Bancorporation/First Security Corporation
Press Release - Page 3
January 18, 2000


"We are very concerned that there are going to be some disruptions that result from these branch consolidations," said Spencer F. Eccles, chairman and chief executive officer of First Security. "However, the new First Security will have a significantly broader branch distribution system than either Zions or First Security have had in the past. In particular, in Utah and Idaho, with our large number of branch offices, supermarket branches and ATMs the convenience of the new First Security will be second to none. Of course, all our customers may continue to conduct their banking transactions at any location, not just the one into which their account is being consolidated."

Following is a list of the branches to be closed and the branches into which they will be absorbed:

California
(CBT = California Bank & Trust; FSBCA = First Security Bank of California)

Consolidated Branch                         Absorbing Branch
-------------------                         ----------------
Alhambra - CBT (230 E. Valley Blvd.)        Alhbambra - FSBCA (123 S. Chapel Avenue)
Brea - CBT (775 E. Birch Street)            Brea - FSBCA (390 N. Brea Blvd.)
Irvine - FSBCA (18401 Von Karman Ave.)      Irvine - CBT (1900 Main Street)
La Palma - FSBCA (4875 La Palma Ave.)       La Palma - CBT (5471 Orangethorpe Ave.)


Nevada
(FSB = First Security Bank; NSB = Nevada State Bank; PCB= Pioneer Citizens Bank)

Consolidated Branch                         Absorbing Branch
-------------------                         ----------------
Charleston - FSB (727 S. 9th Street)        Main Office - FSB (530 Las Vegas Blvd.)
Eastgate - PCB (460 N. Stephanie)           Warm Springs - NSB (1501 W. Warm Springs)
Flamingo - FSB (1690 E. Flamingo)           Maryland - PCB (4170 S. Maryland)
Flamingo - NSB (4240 W. Flamingo)           Flamingo - FSB (4950 W. Flamingo)
Green Valley - FSB (701 N. Valle Verde)     Warm Springs - NSB (1501 W. Warm Springs)
Lakes Office - FSB (9021 W. Sahara)         West Sahara - PCB (8260 W. Sahara)
Main Office - NSB (201 South Forth)         Main Office - FSB (530 Las Vegas Blvd.)
McCarran - FSB (770 E. Warm Springs)        McCarran - PCB (750 E. Warm Springs)
Meadowood - PCB (5050 Meadowood)            Neil Road - FSB (6275 Neil Road)
Plumb Lane - NSB (580 E. Plumb Lane)        Moana Lane - PCB (1001 Moana Lane)
Sahara - FSB (2980 W. Sahara)               West Sahara - NSB (3480 W. Sahara)
Spring Mtn. - PCB (4949 Spring Mtn.)        Spring Mtn. - FSB (4425 Spring Mtn.)

* Note: On January 17, 2000 the operations of Nevada State Bank and Pioneer Citizens Bank were combined. As part of combining these banks, the closing of Nevada State Bank's Plumb Lane office (1580 E. Warm Springs, Reno) and Pioneer Citizen Bank's Eastgate office (460 N. Stephanie, Las Vegas) were completed on January 17.

                                     -more-

Zions Bancorporation/First Security Corporation
Press Release - Page 4
January 18, 2000

Idaho
(FSB = First Security Bank; ZFNB = Zions First National Bank)

Consolidated Branch                         Absorbing Branch
-------------------                         ----------------
Blackfoot - ZFNB (1 Riverside Plaza)        Blackfoot - FSB (109 S. Broadway)
Boise - ZFNB (8100 Emerald St.)             Westgate - FSB (7700 Fairview Ave.)
Gooding - ZFNB (502 Main St.)               Gooding - FSB (445 Main St.)
Idaho Falls - ZFNB (401 N. Capital)         Idaho Falls - FSB (320 A Street)
Lewiston - ZFNB (623 Main St.)              Lewiston Main - FSB (Ninth and Main St.)
Moscow - ZFNB (105 S. Main Ave.)            Moscow Main - FSB (221 S. Main St.)
Rexburg - ZFNB (149 W. Main)                Rexburg - FSB (39 E. Main St.)
Rigby - FSB (127 N. State St.)              Rigby - ZFNB (219 E. Main)
Weiser - ZFNB (606 State Street)            Weiser - FSB (407 State Street)

Utah
(FSB = First Security Bank; ZFNB = Zions First National Bank)


Consolidated Branch                         Absorbing Branch
-------------------                         ----------------
Bountiful - ZFNB (5 North Main)             Bountiful - FSB (230 South Main)
East Price - ZFNB (625 East 100 North)      Price - ZFNB (45 South Carbon Ave.)
Eden Valley - ZFNB (2555 Wolf Creek Dr.)    Ogden Valley - FSB (2487 State Road 158, Eden)
Foothill - FSB (1290 S. Foothill Dr., SLC)  Foothill - ZFNB (1304 S. Foothill Dr., SLC)
Jordan Valley - FSB (8952 S. Redwood Rd.)   90th South - FSB (2640 West 9000 South)
Lindon - FSB (144 South State)              North Orem Albertson's - FSB (1585 N. State)
North Layton - FSB (2050 North Main)        Antelope Drive - ZFNB (1781 W. Antelope Dr., Layton)
North Temple - FSB (1773 W. North Temple)   Rose Park - FSB (783 N. Redwood Road)
Ogden Five Points - FSB (114 N. Washington) 12th Street - FSB (246 12th Street, Ogden)
Spanish Fork - FSB (99 N. Main)             Spanish Fork - ZFNB (190 N. Main)
Sugarhouse - FSB (1095 East 2100 South)     Sugarhouse - ZFNB (2200 South Highland Dr.)
Trolley Square - FSB (445 Trolley Square)   7th East - ZFNB (701 East 400 South, SLC)

* Note: In addition to the above consolidations, First Security's ZCMI Center office (36 South State) and Zions' First South office (100 South Main) will be consolidated into the new bank's Head Office which will operate out of two locations at 1 South Main and 79 South Main in Salt Lake City. Zions' office at 100 South Main will be used to house the bank's Internet banking operations.

The consolidation of branches and the combining of branch operations into the new First Security are scheduled to occur prior to the end of the second quarter.

                                     -more-

Zions Bancorporation/First Security Corporation
Press Release - Page 5
January 18, 2000

The new First Security Corporation will be the nation's 20th largest banking company, and the West's second largest independent bank holding company, with assets of approximately $40 billion. After integration and divestiture efforts associated with the merger are completed, the corporation will operate over 600 full-service banking offices in 10 Western states. It will be the largest commercial bank in both Utah and Idaho, the third largest in Nevada and New Mexico, the fourth largest in Arizona and California, and the fifth largest in Colorado. It will also have a branch presence in important markets in Oregon, Washington, and Wyoming. The corporation will also offer a comprehensive array of investment, mortgage, insurance, leasing, and electronic commerce services and will be a leader in providing innovative financing solutions for small businesses nationwide.

Forward Looking Information
This news release contains statements regarding the expected close of the merger between Zions and First Security, the divestiture of certain facilities and the integration of operations of the two companies. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the timing of closing the proposed merger being delayed or such merger of activities being prohibited, rejection of the merger by shareholders of either company, or unanticipated difficulties in merging operations. The Company disclaims any obligation to update any such factors, or to publicly announce the result of any revisions to any of the forward looking statements included herein to reflect future events or developments.

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